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                                                                EXHIBIT 10.47



               FIFTH AMENDMENT TO OPEN-END COMMERCIAL MORTGAGE
                     AND ASSIGNMENT OF LEASE AND RENTALS
                          (Secures Future Advances)
              Maximum Indebtedness not to Exceed $12,800,000.00

         THIS AMENDMENT TO OPEN-END COMMERCIAL MORTGAGE AND ASSIGNMENT OF LEASES AND RENTALS, is made and entered into this 22nd day of June, 1995, by and between Standard Federal Bank, a federal savings bank, of 2600 West Big Beaver Road, Troy, Michigan 48084 ("Mortgagee"), and Galion Solid Waste Equipment, Inc., a Michigan corporation of 6200 Elmridge, Sterling Heights, Michigan 48318 ("Mortgagor").

         WITNESSETH:

         WHEREAS, on June 29, 1993, in order to secure a promissory note dated June 29, 1993 by Mortgagor in favor of Mortgagee, Mortgagor granted to Mortgagee an Open-End Commercial Mortgage and Assignment of Lease and Rentals (the "Mortgage") on certain real property located in the City of Galion, County of Crawford and State of Ohio, which real property is more particularly described in the attached Exhibit A; and which Mortgage was recorded on July 13, 1993, in Book 469, Page 631, Crawford County Recorder, and

         WHEREAS, the Mortgage was amended by an Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated September 15, 1994, recorded on October 4, 1994, in Book 487, Page 428, Crawford County Recorder (the "First Amendment"), and

         WHEREAS, the Mortgage was further amended by a Second Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated February 6, 1995, recorded on February 23, 1995, in Book 491, Page 630, Crawford County Recorder, and

         WHEREAS, the Mortgage was further amended by a Third Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated February 16, 1995, recorded on March 13, 1995, in Book 492, Page 98, Crawford County Recorder (the "Third Amendment"), and

         WHEREAS, the Mortgage was further amended by a Fourth Amendment to Open-End Commercial Mortgage and Assignment of Lease and Rentals, dated May 5, 1995, recorded on May 17, 1995, in Book 494, Page 440, Crawford County Recorder (the "Fourth Amendment"), and

         WHEREAS, the parties hereto desire to further amend the Mortgage in the manner hereinafter set forth.

         NOW, THEREFORE, in consideration of One and No/100 Dollar ($1.00) and the mutual covenants herein contained, the parties hereto hereby agree as follows:
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         1.      The Mortgage is hereby amended to secure a Third Amended and
Restated Promissory Note (Line of Credit) from the Mortgagor to Mortgagee, of even date herewith, in the principal amount of $10,000,000.00 (the "Note"), whereby the line of credit evidenced by the Promissory Note (Line of Credit) secured by the Mortgage under the provisions of the First Amendment, the Third Amendment and the Fourth Amendment has been restated and increased, such Note identified as being secured by the Mortgage by statements thereon, including the payment of principal and interest of such indebtedness according to the terms of the Note, and all other amounts payable by Mortgagor thereunder, and any and all extensions and renewals thereof, however evidenced. The Note has been executed pursuant to a Third Amendment to Loan Agreement of even date herewith by and between the Mortgagor and the Mortgagee (the "Loan Agreement"). The indebtedness secured by the Mortgage shall hereafter be deemed to be the indebtedness and obligations evidenced by the Note and the Loan Agreement, in the principal amount of $10,000,000.00 as well as a Promissory Note (Term Loan) from the Mortgagor to Mortgagee, dated September 15, 1994, in the original principal amount of $2,000,000.00, which note is also identified as being secured by the Mortgage by a statement thereon, and two Promissory Notes (Line of Credit) evidencing a line of credit with a total credit limit in the principal amount of $800,000.00, which notes are also identified as being secured by the Mortgage by statements thereon, such that the total original principal amount of the indebtedness secured by the Mortgage is now $12,800,000.00.

         2. In all other respects, the Mortgage is hereby ratified and confirmed and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

WITNESSES:

                                  Galion Solid Waste Equipment, Inc.,
                                       a Michigan corporation



                                  By:
--------------------------           ----------------------------------------
                                           E. James Zabinski

                                           Its:    Treasurer
--------------------------                     ------------------------------




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                                  Standard Federal Bank, a federal
                                        savings bank


                                  By:
--------------------------           ----------------------------------------

                                       Its:
--------------------------                 ----------------------------------


STATE OF MICHIGAN         )
                          ) ss
COUNTY OF OAKLAND         )

         The foregoing instrument was acknowledged before me this _____ day of _____________________, 1995, by E. James Zabinski, who is the Treasurer of Galion Solid Waste Equipment, Inc., a Michigan corporation, on behalf of the corporation.

                                     _______________________________________
                                     Notary Public
                                     _________________ County, Michigan
                                     My Commission Expires:_________________



STATE OF MICHIGAN         )
                          ) ss
COUNTY OF OAKLAND         )

         The foregoing instrument was acknowledged before me this ____ day of __________________, 1995, by _______________________________, a
________________________________ of Standard Federal Bank, a federal savings bank, on behalf of the Bank.



                                     _______________________________________
                                     Notary Public
                                     _________________ County, Michigan
                                     My Commission Expires:_________________


DRAFTED BY:                                 AFTER RECORDING RETURN TO:

Daniel C. Watson                           Commercial Loan Department
Standard Federal Bank                      Standard Federal Bank
2600 West Big Beaver Road                  2600 West Big Beaver Road
Troy, Michigan 48084                       Troy, Michigan 48084






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